LETTER OF TRANSMITTAL

                           TO TENDER IN RESPECT OF THE
                    OFFER TO EXCHANGE ANY AND ALL OUTSTANDING

                7 1/4% SENIOR NOTES DUE DECEMBER 1, 2006, SERIES
                   A, WHICH HAVE NOT BEEN REGISTERED UNDER THE
                                 SECURITIES ACT,
                                       FOR
                7 1/4% SENIOR NOTES DUE DECEMBER 1, 2006, SERIES
                     B, WHICH HAVE BEEN REGISTERED UNDER THE
                                 SECURITIES ACT,
                                       OF
                           USI AMERICAN HOLDINGS, INC.
                    EACH SERIES UNCONDITIONALLY GUARANTEED BY
                              U.S. INDUSTRIES, INC.

               PURSUANT TO THE PROSPECTUS, DATED         , 1997

--------------------------------------------------------------------------------
THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
        , 1997, UNLESS EXTENDED AS PROVIDED IN THE PROSPECTUS (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
--------------------------------------------------------------------------------

                  The Exchange Agent for the Exchange Offer is:

                         PNC BANK, NATIONAL ASSOCIATION

                         (For Eligible Institutions and
                            Withdrawal Notices Only)
                          Facsimile Transmission Number
                                 (412) 762-8226
                              Confirm by Telephone:
                                 (412) 762-3666

                        By Registered or Certified Mail,
                        By Hand or By Overnight Courier:
                          One Oliver Plaza, 27th Floor
                            Pittsburgh, PA 15222-2602
                     Attention: F.J. Deramo, Vice President


     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS LISTED ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     All capitalized terms used herein and not otherwise defined shall have the
respective meanings ascribed to them in the Prospectus, dated      ,1997, of USI
American Holdings, Inc. (the "Issuer") and U.S. Industries, Inc. (the "Company") (as it may be supplemented from time to time, the "Prospectus").

     The undersigned acknowledges that he or she has received the Prospectus and this Letter of Transmittal (which together constitute the "Exchange Offer"), to exchange $1,000 principal amount of the Issuer's 7 1/4% Senior Notes due December 1, 2006, Series B (the "New Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for each $1000 principal amount of the Issuer's outstanding 7 1/4% Senior Notes due December 1, 2006, Series A (the "Existing Notes"), which have not been registered under the

Securities Act, from the holders thereof. The New Notes and the Existing Notes are unconditionally guaranteed by the Company.

     This Letter of Transmittal is to be used by holders of Existing Notes to accept the Exchange Offer if: (i) tender of Existing Notes is to be made according to the Automated Tender Offer Program ("ATOP") of the Depository Trust Company ("DTC"), for which the transaction is eligible, pursuant to the procedures set forth in the Prospectus under the caption "Procedures for Tendering Existing Notes--Tendering Existing Notes--Notes held through DTC";
(ii) certificates representing Existing Notes are to be physically delivered to the Exchange Agent herewith by such holders, pursuant to the procedures set forth in the Prospectus under the caption "Procedures for Tendering Existing Notes--Tendering Existing Notes--Notes held by Holders"; or (iii) tender of Existing Notes is to be made according to the guaranteed delivery procedures set forth in the Prospectus under the caption "Procedures for Tendering Existing Notes--Guaranteed Delivery Procedures." NOTWITHSTANDING THE FOREGOING, VALID ACCEPTANCE OF THE TERMS OF THE EXCHANGE OFFER MAY BE EFFECTED BY A PARTICIPANT IN DTC (A "DTC PARTICIPANT") TENDERING EXISTING NOTES THROUGH ATOP WHERE THE EXCHANGE AGENT RECEIVES AN AGENT'S MESSAGE (AS DEFINED IN THE PROSPECTUS) PRIOR TO THE EXPIRATION DATE. ACCORDINGLY, SUCH DTC PARTICIPANT MUST ELECTRONICALLY TRANSMIT ITS ACCEPTANCE TO DTC THROUGH ATOP, AND THEN DTC WILL EDIT AND VERIFY THE ACCEPTANCE, EXECUTE A BOOK-ENTRY DELIVERY TO THE EXCHANGE AGENT'S ACCOUNT AT DTC AND SEND AN AGENT'S MESSAGE TO THE EXCHANGE AGENT FOR ITS ACCEPTANCE. BY TENDERING THROUGH ATOP, DTC PARTICIPANTS WILL EXPRESSLY ACKNOWLEDGE RECEIPT OF THIS LETTER OF TRANSMITTAL AND AGREE TO BE BOUND BY ITS TERMS AND THE ISSUER WILL BE ABLE TO ENFORCE SUCH AGREEMENT AGAINST SUCH DTC PARTICIPANTS.

     DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     DTC Participants who wish to cause their Existing Notes to be tendered, but who cannot transmit their acceptances through ATOP prior to the Expiration Date, may effect a tender in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption "Procedures for Tendering Existing Notes--Guaranteed Delivery Procedures--Notes held through DTC." Holders who wish to tender their Existing Notes but (i) whose Existing Notes are not immediately available and will not be available for tendering prior to the Expiration Date, or (ii) who cannot deliver their Existing Notes, the Letter of Transmittal, or any other required documents to the Exchange Agent prior to the Expiration Date, may effect a tender in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption "Procedures for Tendering Existing Notes--Guaranteed Delivery Procedures--Notes held by Holders."

     For each Existing Note accepted for exchange, the holder will receive a New Note having a principal amount equal to that of the surrendered Existing Note. The New Notes will bear interest from and including their respective dates of issuance (the "Exchange Date"). Holders whose Existing Notes are accepted for exchange will receive accrued interest thereon to, but not including, the Exchange Date, such interest to be payable with the first interest payment on the New Notes, but will not receive any payment in respect of interest on the Existing Notes accrued after the Exchange Date.

     If (i) the Exchange Offer Registration Statement is not filed with the Commission on or prior to the 45th day following December 12, 1996, the issue date of the Existing Notes (the "Initial Issue Date"), (ii) the Exchange Offer Registration Statement is not declared effective on or prior to the 135th day following the Initial Issue Date, (iii) neither the Exchange Offer is consummated nor the Shelf Registration Statement is declared effective on or prior to the 165th day following the Initial Issue Date, or (iv) the Shelf Registration Statement is required to be filed because of the request of BA Securities, Inc. or other specified holder, 45 days following the request by BA Securities, Inc. that the Issuer file the Shelf Registration Statement (or 90 days if the Shelf Registration Statement is reviewed by the Commission), then the interest rate borne by the Existing Notes (except in the case of clause
(iv), in which case only the Existing Notes which have not been exchanged in the Exchange Offer) shall be increased by 0.5% per annum. Upon (w) the filing of the Exchange Offer Registration Statement in the case of clause (i) above, (x) the effectiveness of the Exchange Offer Registration Statement in the case of clause
(ii) above, (y) the date of the consummation of the Exchange Offer or the effectiveness of the Shelf Registration Statement in the case of clause (iii) above, or (z) the effectiveness of the Shelf Registration Statement, in the case of clause (iv) above, the interest rate stated on the Existing Notes from the date of such filing, effectiveness or the date of such consummation or effectiveness, as the case may be, will be reduced to the original interest rate on the Notes; provided, however, that, if after any such reduction in interest rate, a different event specified in clause (i),

(ii), (iii) or (iv) above occurs, the interest rate shall again be increased pursuant to the foregoing provisions. Holders of Existing Notes accepted for exchange will be deemed to have waived the right to receive any other payments or accrued interest on the Existing Notes.

     The Issuer reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Issuer shall notify the holders of the Existing Notes of any extension by means of a press release or other public announcement prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

     The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     List below the Existing Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Existing Notes should be listed on a separate signed schedule affixed hereto. Tenders of Existing Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof.


-------------------------------------------------------------------------------------------------------------------
                                           DESCRIPTION OF EXISTING NOTES
-------------------------------------------------------------------------------------------------------------------
          Name(s) and Address(es) of Registered Holder(s)
                     (Please fill in, if blank)                            1              2               3
-------------------------------------------------------------------------------------------------------------------
                                                                                      Aggregate
                                                                                      Principal       Principal
                                                                     Certificate*     Amount of         Amount
                                                                       Number(s)     Old Note(s)      Tendered**
                                                                    -----------------------------------------------

                                                                    -----------------------------------------------

                                                                    -----------------------------------------------

                                                                    -----------------------------------------------

                                                                    -----------------------------------------------

-------------------------------------------------------------------------------------------------------------------
  *   Need not be completed if Existing Notes are being tendered by book-entry transfer or in accordance with DTC's ATOP procedures for transfer.
 **   Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the
      Existing Notes represented by the Existing Notes indicated in column 2. See Instruction 2. Existing
      Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1.
-------------------------------------------------------------------------------------------------------------------


      The names and addresses of the registered holders of Existing Notes should be printed, if not already printed above, exactly as they appear on the Existing Notes tendered hereby. The Existing Notes and the principal amount of such Existing Notes that the undersigned wishes to tender should be indicated in the appropriate boxes.

|_|      CHECK HERE IF TENDERED EXISTING NOTES ARE ENCLOSED HEREWITH.

|_| CHECK HERE IF TENDERED EXISTING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT
         AND COMPLETE THE FOLLOWING:
                  Name(s) of Registered Holder(s)_______________________________

                  Window Ticket Number (if any)_________________________________

                  Date of Execution of Notice of Guaranteed Delivery____________

                  Name of Eligible Institution that Guaranteed Delivery_________
                  ______________________________________________________________


                     NOTE: SIGNATURES MUST BE PROVIDED BELOW

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions set forth in the Prospectus, receipt of which is hereby acknowledged, the undersigned hereby tenders to the Issuer the aggregate principal amount of Existing Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Existing Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to such Existing Notes as are being tendered hereby.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Existing Notes tendered hereby and that, when (and to the extent that) such tendered Existing Notes are accepted for exchange by the Issuer, the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or by the Issuer to be necessary or desirable to complete the sale, assignment and transfer of the Existing Notes tendered hereby.

     The undersigned hereby further represents that (i) any New Notes acquired in exchange for Existing Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, (ii) such holder or any such other person is not engaging in, has no arrangement or understanding with any person to participate in, and does not intend to engage in, any distribution of such New Notes, (iii) it is not a broker-dealer tendering Existing Notes acquired directly from the Issuer for its own account, and (iv) neither such holder nor any such other person is an "affiliate" (an "Affiliate") as defined in Rule 405 under the Securities Act of the Issuer, or if it is such an Affiliate, that it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable to it.

     The undersigned also acknowledges that the Exchange Offer is being made based on no-action letters issued by the Staff of the Securities and Exchange Commission (the "Commission") to third parties with respect to similar transactions, including Exxon Capital Holding Corporation (available May 13,
1988), Morgan Stanley & Co. Incorporated (available June 5, 1991) and similar letters, that the New Notes issued pursuant to the Exchange Offer in exchange for the Existing Notes may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an Affiliate of the Issuer) without compliance with the registration and prospectus delivery requirements of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders' business and such holders are not engaging in, have no arrangement or understanding with any person to participate in, and do not intend to engage in, any distribution of such New Notes. However, the undersigned acknowledges that the Issuer has not sought a no-action letter with respect to the Exchange Offer and that there can be no assurance that the Staff of the Commission would make a similar determination with respect to the Exchange Offer. Any holder who tenders in the Exchange Offer for the purpose of participating in a distribution of New Notes (i) cannot rely on such an interpretation by the Staff of the Commission, (ii) will not be able to validly tender Existing Notes in the Exchange Offer and (iii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transactions. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, has no arrangement or understanding with any person to participate in, and does not intend to engage in, a distribution of New Notes. In addition, if the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Existing Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resales of such New Notes; provided, however, that by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned may, if and only if, it would not receive freely tradeable New Notes in the Exchange Offer or is not eligible to participate in the Exchange Offer, elect to have its Existing Notes registered in the shelf registration described in the Registration Rights Agreement, dated December 12, 1996, among the Issuer, the Company and BA Securities, Inc. in the form filed as
Exhibit 99.1 to the Registration Statement.

     All authority conferred or agreed to be conferred by this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the Prospectus under the caption "Procedures for Tendering Existing Notes--Withdrawal Rights." See Instruction 11.

     Unless otherwise indicated herein under "Special Issuance Instructions," the undersigned hereby requests that any Existing Notes representing principal amounts not tendered or not accepted for exchange be issued in the name(s) of the undersigned (and, in the case of Existing Notes tendered through ATOP, by credit to the account of DTC). Similarly, unless otherwise indicated herein under "Special Delivery Instructions," the undersigned hereby requests that any Existing Notes representing principal amounts not tendered or not accepted for payment and New Notes issued in exchange for tendered Existing Notes be delivered to the undersigned at the address shown below the undersigned's signature(s). In the event that the "Special Issuance Instructions" box or the "Special Delivery Instructions" box is, or both are, completed, the undersigned hereby requests that any Existing Notes representing principal amounts not tendered or not accepted for exchange be issued in the name(s) of, certificates for such Existing Notes be delivered to, and the New Notes be issued in connection with the Exchange Offer, to the person(s) at the address(es) so indicated, and credit for Existing Notes representing principal amounts not tendered be made to the account of DTC, as applicable. The undersigned recognizes that the Issuer has no obligation pursuant to the "Special Issuance Instructions" box to transfer any Existing Notes from the name of the registered holder(s) thereof if the Issuer does not accept for exchange any of the principal amount of such Existing Notes so tendered.

     The undersigned acknowledges that the Exchange Offer is subject to the more detailed terms set forth in the Prospectus and, in case of any conflict between the terms of the Prospectus and this Letter of Transmittal, the Prospectus shall prevail.

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF EXISTING NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE EXISTING NOTES AS SET FORTH IN SUCH BOX ABOVE.

-------------------------------------------------------            ---------------------------------------------------------
            SPECIAL ISSUANCE INSTRUCTIONS                                        SPECIAL DELIVERY INSTRUCTIONS
             (See Instructions 3 and 4)                                           (See Instructions 3 and 4)

  To be completed ONLY if certificates for Existing Notes              To be completed ONLY if certificates for Existing Notes
not exchanged and/or New Notes are to be issued in the               not exchanged and/or New Notes are to be sent to someone
name of someone other than the person or persons whose               other than the person or persons whose signature(s) ap-
signature(s) appear(s) on this Letter below, or if Existing          pear(s) on this Letter below or to such person or persons at
Notes delivered by book-entry transfer which are not                 an address other than shown in the box entitled "Descrip-
accepted for exchange are to be returned by credit to an             tion of Existing Notes" on this Letter above.
account maintained at the Book-Entry Transfer Facility
other than the account indicated above.                              Mail:  New Notes and/or Existing Notes to:

Issue:   New Notes and/or Existing Notes to:                         Name(s)_________________________________________
                                                                                    (Please Type or Print)
Name(s)______________________________________
               (Please Type or Print)                                ________________________________________________
                                                                                    (Please Type or Print)
_____________________________________________
               (Please Type or Print)                                Address_________________________________________

Address______________________________________

                                                                     ________________________________________________
                                                                                          (Zip Code)

_____________________________________________
                     (Zip Code)

_____________________________________________
 (Employer Identification or Social Security Number)

Credit unexchanged Existing Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.


_____________________________________________
            (Book-Entry Transfer Facility
           Account Number, if applicable)

-------------------------------------------------------            ---------------------------------------------------------



     IMPORTANT: EITHER (1) (A) THIS LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF) TOGETHER WITH CERTIFICATES REPRESENTING EXISTING NOTES OR (B) A BOOK-ENTRY CONFIRMATION INCLUDING BY MEANS OF AN AGENT'S MESSAGE, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE TOGETHER WITH ALL OTHER REQUIRED DOCUMENTS, OR (2) THE TENDERING HOLDER MUST COMPLY WITH THE GUARANTEED DELIVERY PROCEDURES SET FORTH HEREIN. BY TENDERING THROUGH ATOP, DTC PARTICIPANTS WILL EXPRESSLY ACKNOWLEDGE RECEIPT OF THIS LETTER OF TRANSMITTAL AND AGREE TO BE BOUND BY ITS TERMS AND THE ISSUER WILL BE ABLE TO ENFORCE SUCH AGREEMENT AGAINST SUCH DTC PARTICIPANTS.

                  PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.


---------------------------------------------------------------------------------------------------------------------
                                                 PLEASE SIGN HERE
                                    (TO BE COMPLETED BY ALL TENDERING HOLDERS)
   ___________________________________________________      _____________________________________ 1997

   ___________________________________________________      _____________________________________ 1997

   ___________________________________________________      _____________________________________ 1997
                  Signature(s) of Owner                                     Date

Area Code and Telephone Number__________________________________

  If a holder is tendering any Existing Notes, this Letter of Transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Existing Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s)_________________________________________________________________________

________________________________________________________________________________
                             (Please Type or Print)

Capacity________________________________________________________________________

Address_________________________________________________________________________

________________________________________________________________________________
                              (Including Zip Code)

Employer Identification or Social Security No.__________________________________

                      (Please complete Substitute Form W-9)

                               SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTIONS 3)

Signature(s) Guaranteed by an Eligible Institution:

Authorized Signature____________________________________________________________

Title___________________________________________________________________________

Name and Firm___________________________________________________________________

--------------------------------------------------------------------------------

                                  INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1.      SIGNATURE GUARANTIES.

        All Signatures on this Letter of Transmittal must be guaranteed by a financial institution that is a member of the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program or the New York Stock Exchange, Inc. ("NYSE") Medallion Signature Program (each of the foregoing being referred to as an "Eligible Institution"), unless the Existing Notes tendered hereby are tendered (i) by a registered holder of Existing Notes (or by a DTC Participant whose name appears on a security position listing as the owner of such Existing Notes) who has not completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Issuance Instructions" on this Letter of Transmittal, or (ii) for the account of an Eligible Institution. If the Existing Notes are registered in the name of a person other than the signer of this Letter of Transmittal or if Existing Notes not accepted for exchange or not tendered are to be returned to a person other than the registered holder, then the signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution as described above. See Instruction 5.

2.      DELIVERY OF LETTER OF TRANSMITTAL AND EXISTING NOTES.

        This Letter of Transmittal is to be completed by holders of Existing Notes to accept the Exchange Offer if: (i) tender of Existing Notes is to be made by DTC Participants through ATOP, for which the transaction is eligible, pursuant to the procedures set forth in the Prospectus under the caption "Procedures for Tendering Existing Notes--Tendering Existing Notes--Notes held through DTC"; (ii) certificates representing Existing Notes are to be physically delivered to the Exchange Agent herewith by such holders, pursuant to the procedures set forth in the Prospectus under the caption "Procedures for Tendering Existing Notes--Tendering Existing Notes--Notes held by Holders"; or
(iii) tender of Existing Notes is to be made according to the guaranteed delivery procedures set forth in the Prospectus under the caption "Procedures for Tendering Existing Notes--Guaranteed Delivery Procedures." NOTWITHSTANDING THE FOREGOING, VALID ACCEPTANCE OF THE TERMS OF THE EXCHANGE OFFER MAY BE EFFECTED BY A DTC PARTICIPANT TENDERING EXISTING NOTES THROUGH ATOP WHERE THE EXCHANGE AGENT RECEIVES AN AGENT'S MESSAGE PRIOR TO THE EXPIRATION DATE. ACCORDINGLY, SUCH DTC PARTICIPANT MUST ELECTRONICALLY TRANSMIT ITS ACCEPTANCE TO DTC THROUGH ATOP, AND THEN DTC WILL EDIT AND VERIFY THE ACCEPTANCE, EXECUTE A BOOK-ENTRY DELIVERY TO THE EXCHANGE AGENT'S ACCOUNT AT DTC AND SEND AN AGENT'S MESSAGE TO THE EXCHANGE AGENT FOR ITS ACCEPTANCE. BY TENDERING THROUGH ATOP, DTC PARTICIPANTS WILL EXPRESSLY ACKNOWLEDGE RECEIPT OF THIS LETTER OF TRANSMITTAL AND AGREE TO BE BOUND BY ITS TERMS AND THE ISSUER WILL BE ABLE TO ENFORCE SUCH AGREEMENT AGAINST SUCH DTC PARTICIPANTS.

        In order to validly tender Existing Notes pursuant to the Exchange Offer, either (i) (A) this Letter of Transmittal, or a facsimile hereof, together with certificates representing Existing Notes, or (B) a Book-Entry Confirmation, including by means of an Agent's Message, of the transfer into the Exchange Agent's account at DTC of all Existing Notes delivered electronically must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date, together with all other required documents, or (ii) the tendering holder must comply with the guaranteed delivery procedures set forth below. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

        If a holder or DTC Participant desires to tender Existing Notes pursuant to the Exchange Offer and time will not permit this Letter of Transmittal, certificates representing such Existing Notes and all other required documents to reach the Exchange Agent, or the procedures for book-entry transfer, including those with respect to tenders through ATOP, cannot be completed, prior to the Expiration Date, such holder or DTC Participant, as the case may be, must tender such Existing Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "Procedures for Tendering Existing Notes--Guaranteed Delivery Procedures." Pursuant to such procedures (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Issuer, must be received by the Exchange Agent either by hand delivery, mail, facsimile transmission or overnight courier, prior to the Expiration Date; and (iii) within three NYSE trading days after the date of the execution of the Notice of Guaranteed Delivery, (A) holders must deliver to the Exchange Agent a properly completed and duly executed Letter of Transmittal, as well as the certificate(s) representing all tendered Existing Notes in proper form for transfer, and all other documents required by the Letter of Transmittal, or (B) DTC Participants must effect a Book-Entry Confirmation, including through ATOP by means of an Agent's Message, of the transfer of such Existing Notes into the Exchange Agent's account at DTC as set forth in the Prospectus.

        THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE EXISTING NOTES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC AND ANY ACCEPTANCE OR AGENT'S MESSAGE TRANSMITTED THROUGH ATOP, IS AT THE OPTION AND RISK OF THE TENDERING HOLDER. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed for such documents to reach the Exchange Agent prior to the Expiration Date. Except as otherwise provided in this Instruction 2, delivery will be deemed made only when actually received by the Exchange Agent.

        No alternative, conditional or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal (or a facsimile hereof), waive any right to receive any notice of the acceptance of their Existing Notes for exchange.

3.      INADEQUATE SPACE.

        If the space provided herein is inadequate, the certificate numbers and/or the principal amount represented by Existing Notes should be listed on a separate signed schedule attached hereto.

4.      PARTIAL TENDERS.

        Tenders of Existing Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. In the case of a partial tender of Existing Notes, as soon as practicable after the Expiration Date, new certificates for the remainder of the Existing Notes that were evidenced by such holder's old certificates will be issued in the name of and sent to such holder, unless otherwise provided in the appropriate "special instruction" box or boxes on this Letter of Transmittal. Unless otherwise indicated in the table entitled "Description of Existing Notes" under the column heading "Principal Amount Tendered," the entire principal amount that is represented by Existing Notes delivered to the Exchange Agent will be deemed to have been tendered.

5.      SIGNATURES ON LETTER OF TRANSMITTAL; INSTRUMENTS OF TRANSFER AND
        ENDORSEMENTS.

        If this Letter of Transmittal is signed by the registered holder of the Existing Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a DTC Participant whose name is shown as the owner of the Existing Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Existing Notes.

        If any tendered Existing Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Existing Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of the Letter of Transmittal as there are different registrations or certificates.

        When this Letter of Transmittal is signed by the registered holder or holders of the Existing Notes specified herein and tendered hereby, no endorsements of Existing Notes or separate instruments of transfer are required. If, however, the New Notes are to be issued, or any tendered Existing Notes are to be reissued, to a person other than the registered holder, then signatures on such Existing Notes or instruments of transfer are required and must be guaranteed by an Eligible Institution.

        If this Letter of Transmittal is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

        If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, agents, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuer, proper evidence satisfactory to the Issuer of their authority to so act must be submitted.

        IF THIS LETTER OF TRANSMITTAL IS SIGNED OTHER THAN BY THE REGISTERED HOLDER(S) OF THE EXISTING NOTES LISTED, THE EXISTING NOTES MUST BE ENDORSED OR ACCOMPANIED BY AN APPROPRIATE WRITTEN INSTRUMENT OR INSTRUMENTS OF TRANSFER, IN EITHER CASE SIGNED EXACTLY AS THE NAME OR NAMES OF THE REGISTERED HOLDER(S) APPEAR ON THE EXISTING NOTES AND SIGNATURE(S) ON SUCH EXISTING NOTES OR INSTRUMENTS OF TRANSFER ARE REQUIRED AND MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION, UNLESS THE SIGNATURE IS THAT OF AN ELIGIBLE INSTITUTION.

6.      SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

        Tendering holders of Existing Notes should indicate in the applicable box the name and address to which New Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Existing Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Existing Notes by book-entry transfer may request that Existing Notes not exchanged be credited to such account maintained at DTC as such holder may designate hereon. If no such instructions are given, such Existing Notes exchanged will be returned to the name and address of the person signing this Letter of Transmittal.

7.      TRANSFER TAXES.

        Holders who tender their Existing Notes for exchange will not be obligated to pay any transfer taxes in connection therewith, except that holders who instruct the Issuer to register New Notes in the name of, or request that Existing Notes not tendered or not accepted in the Exchange Offer be returned to, a person other than the registered tendering holder will be responsible for the payment of any applicable transfer tax thereon. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

        Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Existing Notes specified in this Letter of Transmittal.

8.      WAIVER OF CONDITIONS.

        The Issuer reserves the absolute right to waive satisfaction of any or all conditions enumerated herein or in the Prospectus.

9.      NO CONDITIONAL TENDERS.

        No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Existing Notes, by execution of this Letter of Transmittal, shall waive the right to receive notice of the acceptance of their Existing Notes for exchange.

        Neither the Issuer, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Existing Notes nor shall any of them incur any liability for failure to give any such notice.

10.     MUTILATED, LOST, STOLEN OR DESTROYED EXISTING NOTES.

        Any holder whose Existing Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

11.     WITHDRAWAL OF TENDERS.

        Tenders of Existing Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

        For a withdrawal of a tender of Existing Notes to be effective, a letter, telex, telegram or facsimile transmission notice of withdrawal must be received by the Exchange Agent at its address set forth above prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal by a DTC Participant must contain the name and number of the DTC Participant, the principal amount due at the stated maturity of Existing Notes to which such withdrawal related and the signature of the DTC Participant. Any such notice of withdrawal by a holder of Existing Notes must (i) specify the name of the person who tendered the Existing Notes to be withdrawn, (ii) contain a description of the Existing Notes to be withdrawn (including the certificate number or numbers and principal amount due at the stated maturity of such Existing Notes) and
(iii) be signed by the holder of such Existing Notes in the same manner as the original signature on this Letter of Transmittal (including any required signature guaranties), or be accompanied by (x) documents of transfer in a form acceptable to the Issuer, in its sole discretion and (y) a properly completed irrevocable proxy that authorized such person to effect such revocation on behalf of such holder. Any Existing Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Existing Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder as soon as practicable after withdrawal, rejection of tender, or termination of the Exchange Offer. Properly withdrawn Existing Notes may be retendered by following the procedures described above at any time on or prior to 5:00 p.m., New York City time, on the Expiration Date.

12.     REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

        Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent, at the address and telephone number indicated above.

        IMPORTANT: IN ORDER TO VALIDLY TENDER EXISTING NOTES PURSUANT TO THE EXCHANGE OFFER, EITHER (I) (A) THIS LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF), TOGETHER WITH CERTIFICATES REPRESENTING EXISTING NOTES, OR (II) A BOOK-ENTRY CONFIRMATION, INCLUDING BY MEANS OF AN AGENT'S MESSAGE, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE, TOGETHER WITH ALL OTHER REQUIRED DOCUMENTS, OR (II) THE TENDERING HOLDER MUST COMPLY WITH THE GUARANTEED DELIVERY PROCEDURES SET FORTH HEREIN.

                            IMPORTANT TAX INFORMATION

        Under current federal income tax law, a holder of New Notes is required to provide the Issuer (as payor) with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 or otherwise establish a basis for exemption from backup withholding to prevent backup withholding on each payment in respect of interest thereon or gross proceeds thereof. If a holder of New Notes is an individual, the TIN is such holder's social security number. If the Issuer is not provided with the correct TIN, the holder of Existing Notes and the holder of New Notes may be subject to a $50 penalty imposed by the Internal Revenue Service ("IRS"). Accordingly, each prospective holder of New Notes to be issued pursuant to Special Issuance Instructions should complete the attached Substitute Form W-9.

        Certain holders of New Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt prospective holders of New Notes should indicate their exempt status on Substitute Form W-9. A foreign individual may qualify as an exempt recipient by submitting to the Issuer, through the Exchange Agent, a properly completed IRS Form W-8 (which the Exchange Agent will provide upon request) signed under penalty of perjury, attesting to the holder's exempt status. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

        If backup withholding applies, the Issuer is required to withhold 31% of any payment made to the holder of New Notes or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

PURPOSE OF SUBSTITUTE FORM W-9

        To prevent backup withholding on payments that are to be made with respect to New Notes, each prospective holder of New Notes to be issued pursuant to Special Issuance Instructions should provide the Issuer, through the Exchange Agent, with either: (i) such prospective holder's correct TIN by completing the form below certifying that the TIN provided on Substitute Form W-9 is correct (or that such prospective holder is awaiting a TIN) and that (A) such prospective holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (B) the Internal Revenue Service has notified such prospective holder that he or she is no longer subject to backup withholding; or
(ii) an adequate basis for exemption.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

        The prospective holder of New Notes is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the prospective record owner of the New Notes. If the New Notes will be held in more than one name or are not held in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance regarding which number to report.


-------------------------------------------------------------------------------------------------------------------------------
                                          PAYER'S NAME: USI AMERICAN HOLDINGS, INC.
-------------------------------------------------------------------------------------------------------------------------------
                                           Part 1 -- PLEASE PROVIDE YOUR TIN IN THE                Social Security Number
                                           BOX AT RIGHT                                                     | |
                                           AND CERTIFY BY SIGNING AND                                       | |
                                           DATING BELOW
                                                                                                            OR
                                                                                              Employer Identification Number
SUBSTITUTE                                                                                                   |
                                                                                                             |
                                         --------------------------------------------------------------------------------------


Form W-9
                                         --------------------------------------------------------------------------------------
                                           Part 2 -- Certification -- Under Penalties of Perjury, I certify that (1) The number shown on this form is my current taxpayer identification number (or I am waiting for a number to be issued to me) and (2) I am not subject to backup withholding either because
                                           I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.
                                         --------------------------------------------------------------------------------------

                                         ----------------------------------------------------
                                           Part 3 --

                                           Awaiting TIN ->   |_|
                                         ----------------------------------------------------



Department of the Treasury,              Certificate Instructions -- You must cross out item (2) in Part 2 above if you have been
Internal Revenue Service                 notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

Payer's Request for Taxpayer               SIGNATURE ->                                       DATE ->
                                                        -------------------------------               -------------------------
Identification Number (TIN)
-------------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                    THE BOX IN PART 3 OF SUBSTITUTE FORM W-9


--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I CERTIFY UNDER PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT BEEN ISSUED TO ME, AND EITHER (A) I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER IDENTIFICATION NUMBER TO THE APPROPRIATE INTERNAL REVENUE SERVICE CENTER OR SOCIAL SECURITY ADMINISTRATION OFFICE OR (B) I INTEND TO MAIL OR DELIVER SUCH AN APPLICATION IN THE NEAR FUTURE. I UNDERSTAND THAT, IF I DO NOT PROVIDE A TAXPAYER IDENTIFICATION NUMBER TO THE PAYER WITHIN SIXTY (60) DAYS, 31% OF ALL REPORTABLE PAYMENTS MADE TO ME THEREAFTER WILL BE WITHHELD UNTIL I PROVIDE SUCH A NUMBER.


________________________________________      ____________________________, 1997
             SIGNATURE                                     DATE
--------------------------------------------------------------------------------